INVESTMENT ADVISORY AGREEMENT

BETWEEN

THE ROYCE FUND

AND

ROYCE & ASSOCIATES, INC.

        Agreement made this 1st day of October, 2001, by and between THE ROYCE FUND, a Delaware business trust (the "Fund"), and ROYCE & ASSOCIATES, INC., a New York corporation (the "Adviser").

        The Fund and the Adviser hereby agree as follows in respect of Pennsylvania Mutual Fund, a series of the Fund (the "Series"):

      Duties of the Adviser. The Adviser shall, during the term and subject to the provisions of this Agreement, (a) determine the composition of the portfolio of the Series, the nature and timing of the changes therein and the manner of implementing such changes, and (b) provide the Series with such investment advisory, research and related services as the Series may, from time to time, reasonably require for the investment of its funds. The Adviser shall perform such duties in accordance with the applicable provisions of the Fund's Declaration of Trust, By-Laws and current prospectus and any directions it may receive from the Fund's Trustees.

      Fund Responsibilities and Expenses Payable by the Series. Except as otherwise provided in Paragraphs 1 and 3 hereof, the Fund shall be responsible for effecting sales and redemptions of the Series' shares, for determining the net asset value thereof and for all of the Series' other operations and shall cause the Series to pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders' reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees' fees; and brokerage commissions.

      Expenses Payable by the Adviser. The Adviser shall pay all expenses which it may incur in performing its duties under Paragraph 1 hereof and shall reimburse the Fund for any space leased by the Fund and occupied by the Adviser. In the event the Fund shall qualify shares of the Series for sale in any jurisdiction, the applicable statutes or regulations of which expressly limit the amount of the Series' total annual expenses, the Adviser agrees to reduce its annual investment advisory fee for the Series, to the extent that such total annual expenses (other than brokerage commissions and other capital items, interest, taxes, distribution fees, extraordinary items and other excludable items, charges, costs and expenses) exceed the limitations imposed on the Series by the most stringent regulations of any such jurisdiction.

      Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1% per annum of the first $50,000,000 of the Series' average net assets at the close of business on each day that the value of its net assets is computed during the year, 0.875% per annum of the next $50,000,000 of the Series' average net assets and 0.75% per annum of the Series' average net assets in excess of $100,000,000. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series' books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.

      Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Series to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to all portfolio series of the Fund and/or the Series.

      Limitations on the Employment of the Adviser. The services of the Adviser to the Series shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Series hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature. So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Series, subject to the Adviser's right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or directed by the Fund's Trustees, or any committee thereof, unless such action has been caused by the Adviser's gross negligence, willful malfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

      Responsibility of Dual Directors, Officers and/or Employees. If any person who is a director, officer or employee of the Adviser is or becomes a Trustee, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Adviser or under the control or direction of the Adviser, although paid by the Adviser.

      Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

              Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion.

      Effectiveness, Duration and Termination of Agreement. The prior Investment Advisory Agreement between the Fund and the Adviser relating to the Series, dated June 30, 1993 (other than the provisions of Paragraph 8 thereof, which shall remain in full force and effect) shall terminate upon the effectiveness of this Agreement. This Agreement shall become effective as of the date above written. This Agreement shall remain in effect until June 30, 2003, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Series and the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as so defined) of any such party. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice by the vote of a majority of the outstanding voting securities of the Series, or by the vote of a majority of the Fund's Trustees or by the Adviser, and will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act of 1940); provided, however, that the provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any such termination. The Adviser may, upon termination of this Agreement, require the Fund to refrain from using the name "Royce" in any form or combination in its name or in its business, and the Fund shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

              Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

      Shareholder Liability. Notice is hereby given that this Agreement is entered into on the Fund's behalf by an officer of the Fund in his capacity as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Fund's Trustees, officers, employees, agents or shareholders individually, but are binding only upon the assets and property of the Series.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce, President

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce, President

INVESTMENT ADVISORY AGREEMENT

BETWEEN

THE ROYCE FUND

AND

ROYCE & ASSOCIATES, INC.

        Agreement made this 1st day of October, 2001, by and between THE ROYCE FUND, a Delaware business trust (the "Fund"), and ROYCE & ASSOCIATES, INC., a New York corporation (the "Adviser").

        The Fund and the Adviser hereby agree as follows in respect of Royce Micro-Cap Fund, a series of the Fund (the "Series"):

    Duties of the Adviser. The Adviser shall, during the term and subject to the provisions of this Agreement, (a) determine the composition of the portfolio of the Series, the nature and timing of the changes therein and the manner of implementing such changes, and (b) provide the Series with such investment advisory, research and related services as the Series may, from time to time, reasonably require for the investment of its funds. The Adviser shall perform such duties in accordance with the applicable provisions of the Fund's Declaration of Trust, By-Laws and current prospectus and any directions it may receive from the Fund's Trustees.

    Fund Responsibilities and Expenses Payable by the Series. Except as otherwise provided in Paragraphs 1 and 3 hereof, the Fund shall be responsible for effecting sales and redemptions of the Series' shares, for determining the net asset value thereof and for all of the Series' other operations and shall cause the Series to pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders' reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees' fees; and brokerage commissions.

    Expenses Payable by the Adviser. The Adviser shall pay all expenses which it may incur in performing its duties under Paragraph 1 hereof and shall reimburse the Fund for any space leased by the Fund and occupied by the Adviser. In the event the Fund shall qualify shares of the Series for sale in any jurisdiction, the applicable statutes or regulations of which expressly limit the amount of the Series' total annual expenses, the Adviser agrees to reduce its annual investment advisory fee for the Series, to the extent that such total annual expenses (other than brokerage commissions and other capital items, interest, taxes, distribution fees, extraordinary items and other excludable items, charges, costs and expenses) exceed the limitations imposed on the Series by the most stringent regulations of any such jurisdiction.

    Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1.5% per annum of the Series' average net assets at the close of business on each day that the value of its net assets is computed during the year. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series' books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.

    Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Series to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to all portfolio series of the Fund and/or the Series.

    Limitations on the Employment of the Adviser. The services of the Adviser to the Series shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Series hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature. So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Series, subject to the Adviser's right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or directed by the Fund's Trustees, or any committee thereof, unless such action has been caused by the Adviser's gross negligence, willful malfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

    Responsibility of Dual Directors, Officers and/or Employees. If any person who is a director, officer or employee of the Adviser is or becomes a Trustee, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Adviser or under the control or direction of the Adviser, although paid by the Adviser.

    Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

            Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion.

    Effectiveness, Duration and Termination of Agreement. The prior Investment Advisory Agreement between the Fund and the Adviser relating to the Series, dated April 28, 1993 (other than the provisions of Paragraph 8 thereof, which shall remain in full force and effect) shall terminate upon the effectiveness of this Agreement. This Agreement shall become effective as of the date above written. This Agreement shall remain in effect until June 30, 2003, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Series and the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as so defined) of any such party. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice by the vote of a majority of the outstanding voting securities of the Series, or by the vote of a majority of the Fund's Trustees or by the Adviser, and will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act of 1940); provided, however, that the provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any such termination. The Adviser may, upon termination of this Agreement, require the Fund to refrain from using the name "Royce" in any form or combination in its name or in its business, and the Fund shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

            Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

    Shareholder Liability. Notice is hereby given that this Agreement is entered into on the Fund's behalf by an officer of the Fund in his capacity as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Fund's Trustees, officers, employees, agents or shareholders individually, but are binding only upon the assets and property of the Series.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce, President

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce, President

[ROYCE & ASSOCIATES, INC. Letterhead]

October 1, 2001

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re: Fee Waiver and Expense Reimbursement - Royce Micro-Cap Fund (Investment Class)

Gentlemen:

        Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Royce Micro-Cap Fund (the "Series") and Royce & Associates, Inc. (the "Adviser").

        Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending December 31, 2001 in an amount, if any, necessary so that the Series' "Annual Operating Expenses" for its Investment Class of shares (the "Class") are not more than 1.49% of the Classes' average net assets for such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for such calendar year with respect to the Class, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 1.49% of the Classes' average net assets for such calendar year. This Waiver and Expense Reimbursement will also be effective for the calendar year or years ending after December 31, 2001, unless the Adviser notifies the Fund in writing at least 10 days prior to the end of the then current calendar year that this Waiver and Expense Reimbursement will cease to be effective for the next and any and all subsequent calendar years. However, the Adviser's obligation to reimburse the Series with respect to the Class under this Waiver and Expense Reimbursement will not apply for any period when the Adviser is not rendering services to the Series under the Agreement.

        The Series' "Annual Operating Expenses" for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series' assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' "Annual Operating Expenses" for the Class do not include interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce President

ACCEPTED:
THE ROYCE FUND

By: /s/ Charles M. Royce
Charles M. Royce President

[ROYCE & ASSOCIATES, INC. Letterhead]

October 1, 2001

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re: Fee Waiver and Expense Reimbursement - Royce Micro-Cap Fund (Consultant Class)

Gentlemen:

        Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Royce Micro-Cap Fund (the "Series") and Royce & Associates, Inc. (the "Adviser").

        Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending December 31, 2001 in an amount, if any, necessary so that the Series' "Annual Operating Expenses" for its Consultant Class of shares (the "Class") are not more than 2.49% of the Class' average net assets for such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for such calendar year with respect to the Class, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 2.49% of the Class' average net assets for such calendar year. This Waiver and Expense Reimbursement will also be effective for the calendar year or years ending after December 31, 2001, unless the Adviser notifies the Fund in writing at least 10 days prior to the end of the then current calendar year that this Waiver and Expense Reimbursement will cease to be effective for the next and any and all subsequent calendar years.

        In the event that the Adviser delivers such a notice to the Fund, then the Adviser hereby nevertheless waives compensation for services provided by it under the Agreement to the Series with respect to the Class for each subsequent calendar year through the year ending December 31, 2010 (but not for any calendar year thereafter) in an amount, if any, necessary so that the Series' Annual Operating Expenses for the Class are not more than 2.99% of the Class' average net assets for such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for such calendar year, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 2.99% of average net assets for such calendar year.

        The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

        The Series' "Annual Operating Expenses" for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series' assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' "Annual Operating Expenses" for the Class do not include interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce President

ACCEPTED:
THE ROYCE FUND

By: /s/ Charles M. Royce
Charles M. Royce President

INVESTMENT ADVISORY AGREEMENT

BETWEEN

THE ROYCE FUND

AND

ROYCE & ASSOCIATES, INC.

        Agreement made this 1st day of October, 2001, by and between THE ROYCE FUND, a Delaware business trust (the "Fund"), and ROYCE & ASSOCIATES, INC., a New York corporation (the "Adviser").

        The Fund and the Adviser hereby agree as follows in respect of Royce Total Return Fund, a series of the Fund (the "Series"):

    Duties of the Adviser. The Adviser shall, during the term and subject to the provisions of this Agreement, (a) determine the composition of the portfolio of the Series, the nature and timing of the changes therein and the manner of implementing such changes, and (b) provide the Series with such investment advisory, research and related services as the Series may, from time to time, reasonably require for the investment of its funds. The Adviser shall perform such duties in accordance with the applicable provisions of the Fund's Declaration of Trust, By-Laws and current prospectus and any directions it may receive from the Fund's Trustees.

    Fund Responsibilities and Expenses Payable by the Series. Except as otherwise provided in Paragraphs 1 and 3 hereof, the Fund shall be responsible for effecting sales and redemptions of the Series' shares, for determining the net asset value thereof and for all of the Series' other operations and shall cause the Series to pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders' reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees' fees; and brokerage commissions.

    Expenses Payable by the Adviser. The Adviser shall pay all expenses which it may incur in performing its duties under Paragraph 1 hereof and shall reimburse the Fund for any space leased by the Fund and occupied by the Adviser. In the event the Fund shall qualify shares of the Series for sale in any jurisdiction, the applicable statutes or regulations of which expressly limit the amount of the Series' total annual expenses, the Adviser agrees to reduce its annual investment advisory fee for the Series, to the extent that such total annual expenses (other than brokerage commissions and other capital items, interest, taxes, distribution fees, extraordinary items and other excludable items, charges, costs and expenses) exceed the limitations imposed on the Series by the most stringent regulations of any such jurisdiction.

    Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1% per annum of the Series' average net assets at the close of business on each day that the value of its net assets is computed during the year. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series' books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.

    Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Series to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to all portfolio series of the Fund and/or the Series.

    Limitations on the Employment of the Adviser. The services of the Adviser to the Series shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Series hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature. So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Series, subject to the Adviser's right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or directed by the Fund's Trustees, or any committee thereof, unless such action has been caused by the Adviser's gross negligence, willful malfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

    Responsibility of Dual Directors, Officers and/or Employees. If any person who is a director, officer or employee of the Adviser is or becomes a Trustee, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Adviser or under the control or direction of the Adviser, although paid by the Adviser.

    Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

            Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion.

    Effectiveness, Duration and Termination of Agreement. The prior Investment Advisory Agreement between the Fund and the Adviser relating to the Series, dated December 15, 1993 (other than the provisions of Paragraph 8 thereof, which shall remain in full force and effect) shall terminate upon the effectiveness of this Agreement. This Agreement shall become effective as of the date above written. This Agreement shall remain in effect until June 30, 2003, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Series and the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as so defined) of any such party. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice by the vote of a majority of the outstanding voting securities of the Series, or by the vote of a majority of the Fund's Trustees or by the Adviser, and will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act of 1940); provided, however, that the provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any such termination. The Adviser may, upon termination of this Agreement, require the Fund to refrain from using the name "Royce" in any form or combination in its name or in its business, and the Fund shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

            Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

    Shareholder Liability. Notice is hereby given that this Agreement is entered into on the Fund's behalf by an officer of the Fund in his capacity as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Fund's Trustees, officers, employees, agents or shareholders individually, but are binding only upon the assets and property of the Series.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce, President

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce, President

[ROYCE & ASSOCIATES, INC. Letterhead]

October 1, 2001

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re: Fee Waiver and Expense Reimbursement - Royce Total Return Fund (Investment Class)

Gentlemen:

        Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Royce Total Return Fund (the "Series") and Royce & Associates, Inc. (the "Adviser").

        Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending December 31, 2001 in an amount, if any, necessary so that the Series' "Annual Operating Expenses" for its Investment Class of shares (the "Class") are not more than 1.25% of the Classes' average net assets for such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for such calendar year with respect to the Class, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 1.25% of the Classes' average net assets for such calendar year. This Waiver and Expense Reimbursement will also be effective for the calendar year or years ending after December 31, 2001, unless the Adviser notifies the Fund in writing at least 10 days prior to the end of the then current calendar year that this Waiver and Expense Reimbursement will cease to be effective for the next and any and all subsequent calendar years. However, the Adviser's obligation to reimburse the Series with respect to the Class under this Waiver and Expense Reimbursement will not apply for any period when the Adviser is not rendering services to the Series under the Agreement.

        The Series' "Annual Operating Expenses" for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series' assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' "Annual Operating Expenses" for the Class do not include interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce President

ACCEPTED:
THE ROYCE FUND

By: /s/ Charles M. Royce
Charles M. Royce President

INVESTMENT ADVISORY AGREEMENT

BETWEEN

THE ROYCE FUND

AND

ROYCE & ASSOCIATES, INC.

        Agreement made this 1st day of October, 2001, by and between THE ROYCE FUND, a Delaware business trust (the "Fund"), and ROYCE & ASSOCIATES, INC., a New York corporation (the "Adviser").

        The Fund and the Adviser hereby agree as follows in respect of Royce Low-Priced Stock Fund, a series of the Fund (the "Series"):

    Duties of the Adviser. The Adviser shall, during the term and subject to the provisions of this Agreement, (a) determine the composition of the portfolio of the Series, the nature and timing of the changes therein and the manner of implementing such changes, and (b) provide the Series with such investment advisory, research and related services as the Series may, from time to time, reasonably require for the investment of its funds. The Adviser shall perform such duties in accordance with the applicable provisions of the Fund's Declaration of Trust, By-Laws and current prospectus and any directions it may receive from the Fund's Trustees.

    Fund Responsibilities and Expenses Payable by the Series. Except as otherwise provided in Paragraphs 1 and 3 hereof, the Fund shall be responsible for effecting sales and redemptions of the Series' shares, for determining the net asset value thereof and for all of the Series' other operations and shall cause the Series to pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders' reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees' fees; and brokerage commissions.

    Expenses Payable by the Adviser. The Adviser shall pay all expenses which it may incur in performing its duties under Paragraph 1 hereof and shall reimburse the Fund for any space leased by the Fund and occupied by the Adviser. In the event the Fund shall qualify shares of the Series for sale in any jurisdiction, the applicable statutes or regulations of which expressly limit the amount of the Series' total annual expenses, the Adviser agrees to reduce its annual investment advisory fee for the Series, to the extent that such total annual expenses (other than brokerage commissions and other capital items, interest, taxes, distribution fees, extraordinary items and other excludable items, charges, costs and expenses) exceed the limitations imposed on the Series by the most stringent regulations of any such jurisdiction.

    Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1.5% per annum of the Series' average net assets at the close of business on each day that the value of its net assets is computed during the year. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series' books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.

    Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Series to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to all portfolio series of the Fund and/or the Series.

    Limitations on the Employment of the Adviser. The services of the Adviser to the Series shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Series hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature. So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Series, subject to the Adviser's right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or directed by the Fund's Trustees, or any committee thereof, unless such action has been caused by the Adviser's gross negligence, willful malfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

    Responsibility of Dual Directors, Officers and/or Employees. If any person who is a director, officer or employee of the Adviser is or becomes a Trustee, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Adviser or under the control or direction of the Adviser, although paid by the Adviser.

    Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

            Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion.

    Effectiveness, Duration and Termination of Agreement. The prior Investment Advisory Agreement between the Fund and the Adviser relating to the Series, dated December 15, 1993 (other than the provisions of Paragraph 8 thereof, which shall remain in full force and effect) shall terminate upon the effectiveness of this Agreement. This Agreement shall become effective as of the date above written. This Agreement shall remain in effect until June 30, 2003, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Series and the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as so defined) of any such party. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice by the vote of a majority of the outstanding voting securities of the Series, or by the vote of a majority of the Fund's Trustees or by the Adviser, and will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act of 1940); provided, however, that the provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any such termination. The Adviser may, upon termination of this Agreement, require the Fund to refrain from using the name "Royce" in any form or combination in its name or in its business, and the Fund shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

            Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

    Shareholder Liability. Notice is hereby given that this Agreement is entered into on the Fund's behalf by an officer of the Fund in his capacity as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Fund's Trustees, officers, employees, agents or shareholders individually, but are binding only upon the assets and property of the Series.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce, President

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce, President

[ROYCE & ASSOCIATES, INC. Letterhead]

October 1, 2001

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re: Fee Waiver and Expense Reimbursement - Royce Low-Priced Stock Fund (Investment Class)

Gentlemen:

        Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Royce Low-Priced Stock Fund (the "Series") and Royce & Associates, Inc. (the "Adviser").

        Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending December 31, 2001 in an amount, if any, necessary so that the Series' "Annual Operating Expenses" for its Investment Class of shares (the "Class") are not more than 1.49% of the Classes' average net assets for such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for such calendar year with respect to the Class, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 1.49% of the Classes' average net assets for such calendar year. This Waiver and Expense Reimbursement will also be effective for the calendar year or years ending after December 31, 2001, unless the Adviser notifies the Fund in writing at least 10 days prior to the end of the then current calendar year that this Waiver and Expense Reimbursement will cease to be effective for the next and any and all subsequent calendar years. However, the Adviser's obligation to reimburse the Series with respect to the Class under this Waiver and Expense Reimbursement will not apply for any period when the Adviser is not rendering services to the Series under the Agreement.

        The Series' "Annual Operating Expenses" for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series' assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' "Annual Operating Expenses" for the Class do not include interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce President

ACCEPTED:
THE ROYCE FUND

By: /s/ Charles M. Royce
Charles M. Royce President

INVESTMENT ADVISORY AGREEMENT

BETWEEN

THE ROYCE FUND

AND

ROYCE & ASSOCIATES, INC.

        Agreement made this 1st day of October, 2001, by and between THE ROYCE FUND, a Delaware business trust (the "Fund"), and ROYCE & ASSOCIATES, INC., a New York corporation (the "Adviser").

        The Fund and the Adviser hereby agree as follows in respect of Royce Opportunity Fund, a series of the Fund (the "Series"):

    Duties of the Adviser. The Adviser shall, during the term and subject to the provisions of this Agreement, (a) determine the composition of the portfolio of the Series, the nature and timing of the changes therein and the manner of implementing such changes, and (b) provide the Series with such investment advisory, research and related services as the Series may, from time to time, reasonably require for the investment of its funds. The Adviser shall perform such duties in accordance with the applicable provisions of the Fund's Declaration of Trust, By-Laws and current prospectus and any directions it may receive from the Fund's Trustees.

    Fund Responsibilities and Expenses Payable by the Series. Except as otherwise provided in Paragraphs 1 and 3 hereof, the Fund shall be responsible for effecting sales and redemptions of the Series' shares, for determining the net asset value thereof and for all of the Series' other operations and shall cause the Series to pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders' reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees' fees; and brokerage commissions.

    Expenses Payable by the Adviser. The Adviser shall pay all expenses which it may incur in performing its duties under Paragraph 1 hereof and shall reimburse the Fund for any space leased by the Fund and occupied by the Adviser. In the event the Fund shall qualify shares of the Series for sale in any jurisdiction, the applicable statutes or regulations of which expressly limit the amount of the Series' total annual expenses, the Adviser agrees to reduce its annual investment advisory fee for the Series, to the extent that such total annual expenses (other than brokerage commissions and other capital items, interest, taxes, distribution fees, extraordinary items and other excludable items, charges, costs and expenses) exceed the limitations imposed on the Series by the most stringent regulations of any such jurisdiction.

    Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1% per annum of the Series' average net assets at the close of business on each day that the value of its net assets is computed during the year. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series' books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.

    Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Series to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to all portfolio series of the Fund and/or the Series.

    Limitations on the Employment of the Adviser. The services of the Adviser to the Series shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Series hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature. So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Series, subject to the Adviser's right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or directed by the Fund's Trustees, or any committee thereof, unless such action has been caused by the Adviser's gross negligence, willful malfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

    Responsibility of Dual Directors, Officers and/or Employees. If any person who is a director, officer or employee of the Adviser is or becomes a Trustee, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Adviser or under the control or direction of the Adviser, although paid by the Adviser.

    Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

            Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion.

    Effectiveness, Duration and Termination of Agreement. The prior Investment Advisory Agreement between the Fund and the Adviser relating to the Series, dated November 1, 1996 (other than the provisions of Paragraph 8 thereof, which shall remain in full force and effect) shall terminate upon the effectiveness of this Agreement. This Agreement shall become effective as of the date above written. This Agreement shall remain in effect until June 30, 2003, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Series and the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as so defined) of any such party. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice by the vote of a majority of the outstanding voting securities of the Series, or by the vote of a majority of the Fund's Trustees or by the Adviser, and will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act of 1940); provided, however, that the provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any such termination. The Adviser may, upon termination of this Agreement, require the Fund to refrain from using the name "Royce" in any form or combination in its name or in its business, and the Fund shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

            Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

    Shareholder Liability. Notice is hereby given that this Agreement is entered into on the Fund's behalf by an officer of the Fund in his capacity as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Fund's Trustees, officers, employees, agents or shareholders individually, but are binding only upon the assets and property of the Series.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce, President

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce, President

[ROYCE & ASSOCIATES, INC. Letterhead]

October 1, 2001

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re: Fee Waiver and Expense Reimbursement - Royce Opportunity Fund (Investment Class)

Gentlemen:

        Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Royce Opportunity Fund (the "Series") and Royce & Associates, Inc. (the "Adviser").

        Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending December 31, 2001 in an amount, if any, necessary so that the Series' "Annual Operating Expenses" for its Investment Class of shares (the "Class") are not more than 1.49% of the Classes' average net assets for such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for such calendar year with respect to the Class, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 1.49% of the Classes' average net assets for such calendar year. This Waiver and Expense Reimbursement will also be effective for the calendar year or years ending after December 31, 2001, unless the Adviser notifies the Fund in writing at least 10 days prior to the end of the then current calendar year that this Waiver and Expense Reimbursement will cease to be effective for the next and any and all subsequent calendar years. However, the Adviser's obligation to reimburse the Series with respect to the Class under this Waiver and Expense Reimbursement will not apply for any period when the Adviser is not rendering services to the Series under the Agreement.

        The Series' "Annual Operating Expenses" for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series' assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' "Annual Operating Expenses" for the Class do not include interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce President

ACCEPTED:
THE ROYCE FUND

By: /s/ Charles M. Royce
Charles M. Royce President

[ROYCE & ASSOCIATES, INC. Letterhead]

October 1, 2001

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re: Fee Waiver and Expense Reimbursement - Royce Opportunity Fund (Institutional Service Class)

Gentlemen:

        Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Royce Opportunity Fund (the "Series") and Royce & Associates, Inc. (the "Adviser").

        Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for each of the calendar years ending December 31, 2001-2004 in an amount, if any, necessary so that the Series' "Annual Operating Expenses" for its Institutional Service Class of shares (the "Class") are not more than 1.49% of the Class' average net assets for any such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for any such calendar year with respect to the Class, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 1.49% of the Class' average net assets for that calendar year. The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

        The Series' "Annual Operating Expenses" for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series' assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' "Annual Operating Expenses" for the Class do not include interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce President

ACCEPTED:
THE ROYCE FUND

By: /s/ Charles M. Royce
Charles M. Royce President

INVESTMENT ADVISORY AGREEMENT

BETWEEN

THE ROYCE FUND

AND

ROYCE & ASSOCIATES, INC.

        Agreement made this 1st day of October, 2001, by and between THE ROYCE FUND, a Delaware business trust (the "Fund"), and ROYCE & ASSOCIATES, INC., a New York corporation (the "Adviser").

        The Fund and the Adviser hereby agree as follows in respect of Royce Premier Fund, a series of the Fund (the "Series"):

    Duties of the Adviser. The Adviser shall, during the term and subject to the provisions of this Agreement, (a) determine the composition of the portfolio of the Series, the nature and timing of the changes therein and the manner of implementing such changes, and (b) provide the Series with such investment advisory, research and related services as the Series may, from time to time, reasonably require for the investment of its funds. The Adviser shall perform such duties in accordance with the applicable provisions of the Fund's Declaration of Trust, By-Laws and current prospectus and any directions it may receive from the Fund's Trustees.

    Fund Responsibilities and Expenses Payable by the Series. Except as otherwise provided in Paragraphs 1 and 3 hereof, the Fund shall be responsible for effecting sales and redemptions of the Series' shares, for determining the net asset value thereof and for all of the Series' other operations and shall cause the Series to pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders' reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees' fees; and brokerage commissions.

    Expenses Payable by the Adviser. The Adviser shall pay all expenses which it may incur in performing its duties under Paragraph 1 hereof and shall reimburse the Fund for any space leased by the Fund and occupied by the Adviser. In the event the Fund shall qualify shares of the Series for sale in any jurisdiction, the applicable statutes or regulations of which expressly limit the amount of the Series' total annual expenses, the Adviser agrees to reduce its annual investment advisory fee for the Series, to the extent that such total annual expenses (other than brokerage commissions and other capital items, interest, taxes, distribution fees, extraordinary items and other excludable items, charges, costs and expenses) exceed the limitations imposed on the Series by the most stringent regulations of any such jurisdiction.

    Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1% per annum of the Series' average net assets at the close of business on each day that the value of its net assets is computed during the year. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series' books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.

    Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Series to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to all portfolio series of the Fund and/or the Series.

    Limitations on the Employment of the Adviser. The services of the Adviser to the Series shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Series hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature. So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Series, subject to the Adviser's right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or directed by the Fund's Trustees, or any committee thereof, unless such action has been caused by the Adviser's gross negligence, willful malfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

    Responsibility of Dual Directors, Officers and/or Employees. If any person who is a director, officer or employee of the Adviser is or becomes a Trustee, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Adviser or under the control or direction of the Adviser, although paid by the Adviser.

    Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

            Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion.

    Effectiveness, Duration and Termination of Agreement. The prior Investment Advisory Agreement between the Fund and the Adviser relating to the Series, dated April 28, 1993 (other than the provisions of Paragraph 8 thereof, which shall remain in full force and effect) shall terminate upon the effectiveness of this Agreement. This Agreement shall become effective as of the date above written. This Agreement shall remain in effect until June 30, 2003, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Series and the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as so defined) of any such party. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice by the vote of a majority of the outstanding voting securities of the Series, or by the vote of a majority of the Fund's Trustees or by the Adviser, and will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act of 1940); provided, however, that the provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any such termination. The Adviser may, upon termination of this Agreement, require the Fund to refrain from using the name "Royce" in any form or combination in its name or in its business, and the Fund shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

            Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

    Shareholder Liability. Notice is hereby given that this Agreement is entered into on the Fund's behalf by an officer of the Fund in his capacity as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Fund's Trustees, officers, employees, agents or shareholders individually, but are binding only upon the assets and property of the Series.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce, President

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce, President

INVESTMENT ADVISORY AGREEMENT

BETWEEN

THE ROYCE FUND

AND

ROYCE & ASSOCIATES, INC.

        Agreement made this 1st day of October, 2001, by and between THE ROYCE FUND, a Delaware business trust (the "Fund"), and ROYCE & ASSOCIATES, INC., a New York corporation (the "Adviser").

        The Fund and the Adviser hereby agree as follows in respect of Royce Special Equity Fund, a series of the Fund (the "Series"):

    Duties of the Adviser. The Adviser shall, during the term and subject to the provisions of this Agreement, (a) determine the composition of the portfolio of the Series, the nature and timing of the changes therein and the manner of implementing such changes, and (b) provide the Series with such investment advisory, research and related services as the Series may, from time to time, reasonably require for the investment of its funds. The Adviser shall perform such duties in accordance with the applicable provisions of the Fund's Declaration of Trust, By-Laws and current prospectus and any directions it may receive from the Fund's Trustees.

    Fund Responsibilities and Expenses Payable by the Series. Except as otherwise provided in Paragraphs 1 and 3 hereof, the Fund shall be responsible for effecting sales and redemptions of the Series' shares, for determining the net asset value thereof and for all of the Series' other operations and shall cause the Series to pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders' reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees' fees; and brokerage commissions.

    Expenses Payable by the Adviser. The Adviser shall pay all expenses which it may incur in performing its duties under Paragraph 1 hereof and shall reimburse the Fund for any space leased by the Fund and occupied by the Adviser. In the event the Fund shall qualify shares of the Series for sale in any jurisdiction, the applicable statutes or regulations of which expressly limit the amount of the Series' total annual expenses, the Adviser agrees to reduce its annual investment advisory fee for the Series, to the extent that such total annual expenses (other than brokerage commissions and other capital items, interest, taxes, distribution fees, extraordinary items and other excludable items, charges, costs and expenses) exceed the limitations imposed on the Series by the most stringent regulations of any such jurisdiction.

    Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1% per annum of the Series' average net assets at the close of business on each day that the value of its net assets is computed during the year. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series' books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.

    Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Series to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to all portfolio series of the Fund and/or the Series.

    Limitations on the Employment of the Adviser. The services of the Adviser to the Series shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Series hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature. So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Series, subject to the Adviser's right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or directed by the Fund's Trustees, or any committee thereof, unless such action has been caused by the Adviser's gross negligence, willful malfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

    Responsibility of Dual Directors, Officers and/or Employees. If any person who is a director, officer or employee of the Adviser is or becomes a Trustee, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Adviser or under the control or direction of the Adviser, although paid by the Adviser.

    Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

            Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion.

    Effectiveness, Duration and Termination of Agreement. The prior Investment Advisory Agreement between the Fund and the Adviser relating to the Series, dated April 30, 1998 (other than the provisions of Paragraph 8 thereof, which shall remain in full force and effect) shall terminate upon the effectiveness of this Agreement. This Agreement shall become effective as of the date above written. This Agreement shall remain in effect until June 30, 2003, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Series and the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as so defined) of any such party. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice by the vote of a majority of the outstanding voting securities of the Series, or by the vote of a majority of the Fund's Trustees or by the Adviser, and will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act of 1940); provided, however, that the provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any such termination. The Adviser may, upon termination of this Agreement, require the Fund to refrain from using the name "Royce" in any form or combination in its name or in its business, and the Fund shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

            Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

    Shareholder Liability. Notice is hereby given that this Agreement is entered into on the Fund's behalf by an officer of the Fund in his capacity as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Fund's Trustees, officers, employees, agents or shareholders individually, but are binding only upon the assets and property of the Series.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce, President

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce, President

[ROYCE & ASSOCIATES, INC. Letterhead]

October 1, 2001

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re: Fee Waiver and Expense Reimbursement - Royce Special Equity Fund (Investment Class)

Gentlemen:

        Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Royce Special Equity Fund (the "Series") and Royce & Associates, Inc. (the "Adviser").

        Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending December 31, 2001 in an amount, if any, necessary so that the Series' "Annual Operating Expenses" for its Investment Class of shares (the "Class") are not more than 1.49% of the Classes' average net assets for such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for such calendar year with respect to the Class, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 1.49% of the Classes' average net assets for such calendar year. This Waiver and Expense Reimbursement will also be effective for the calendar year or years ending after December 31, 2001, unless the Adviser notifies the Fund in writing at least 10 days prior to the end of the then current calendar year that this Waiver and Expense Reimbursement will cease to be effective for the next and any and all subsequent calendar years. However, the Adviser's obligation to reimburse the Series with respect to the Class under this Waiver and Expense Reimbursement will not apply for any period when the Adviser is not rendering services to the Series under the Agreement.

        The Series' "Annual Operating Expenses" for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series' assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' "Annual Operating Expenses" for the Class do not include interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce President

ACCEPTED:
THE ROYCE FUND

By: /s/ Charles M. Royce
Charles M. Royce President

INVESTMENT ADVISORY AGREEMENT

BETWEEN

THE ROYCE FUND

AND

ROYCE & ASSOCIATES, INC.

        Agreement made this 1st day of October, 2001, by and between THE ROYCE FUND, a Delaware business trust (the "Fund"), and ROYCE & ASSOCIATES, INC., a New York corporation (the "Adviser").

        The Fund and the Adviser hereby agree as follows in respect of Royce Trust & GiftShares Fund, a series of the Fund (the "Series"):

    Duties of the Adviser. The Adviser shall, during the term and subject to the provisions of this Agreement, (a) determine the composition of the portfolio of the Series, the nature and timing of the changes therein and the manner of implementing such changes, and (b) provide the Series with such investment advisory, research and related services as the Series may, from time to time, reasonably require for the investment of its funds. The Adviser shall perform such duties in accordance with the applicable provisions of the Fund's Declaration of Trust, By-Laws and current prospectus and any directions it may receive from the Fund's Trustees.

    Fund Responsibilities and Expenses Payable by the Series. Except as otherwise provided in Paragraphs 1 and 3 hereof, the Fund shall be responsible for effecting sales and redemptions of the Series' shares, for determining the net asset value thereof and for all of the Series' other operations and shall cause the Series to pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders' reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees' fees; and brokerage commissions.

    Expenses Payable by the Adviser. The Adviser shall pay all expenses which it may incur in performing its duties under Paragraph 1 hereof and shall reimburse the Fund for any space leased by the Fund and occupied by the Adviser. In the event the Fund shall qualify shares of the Series for sale in any jurisdiction, the applicable statutes or regulations of which expressly limit the amount of the Series' total annual expenses, the Adviser agrees to reduce its annual investment advisory fee for the Series, to the extent that such total annual expenses (other than brokerage commissions and other capital items, interest, taxes, distribution fees, extraordinary items and other excludable items, charges, costs and expenses) exceed the limitations imposed on the Series by the most stringent regulations of any such jurisdiction.

    Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1% per annum of the Series' average net assets at the close of business on each day that the value of its net assets is computed during the year. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series' books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.

    Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Series to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to all portfolio series of the Fund and/or the Series.

    Limitations on the Employment of the Adviser. The services of the Adviser to the Series shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Series hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature. So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Series, subject to the Adviser's right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or directed by the Fund's Trustees, or any committee thereof, unless such action has been caused by the Adviser's gross negligence, willful malfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

    Responsibility of Dual Directors, Officers and/or Employees. If any person who is a director, officer or employee of the Adviser is or becomes a Trustee, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Adviser or under the control or direction of the Adviser, although paid by the Adviser.

    Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

            Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion.

    Effectiveness, Duration and Termination of Agreement. The prior Investment Advisory Agreement between the Fund and the Adviser relating to the Series, dated December 22, 1995 (other than the provisions of Paragraph 8 thereof, which shall remain in full force and effect) shall terminate upon the effectiveness of this Agreement. This Agreement shall become effective as of the date above written. This Agreement shall remain in effect until June 30, 2003, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Series and the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as so defined) of any such party. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice by the vote of a majority of the outstanding voting securities of the Series, or by the vote of a majority of the Fund's Trustees or by the Adviser, and will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act of 1940); provided, however, that the provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any such termination. The Adviser may, upon termination of this Agreement, require the Fund to refrain from using the name "Royce" in any form or combination in its name or in its business, and the Fund shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

            Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

    Shareholder Liability. Notice is hereby given that this Agreement is entered into on the Fund's behalf by an officer of the Fund in his capacity as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Fund's Trustees, officers, employees, agents or shareholders individually, but are binding only upon the assets and property of the Series.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce, President

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce, President

[ROYCE & ASSOCIATES, INC. Letterhead]

October 1, 2001

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re: Fee Waiver and Expense Reimbursement - Royce Trust & GiftShares Fund (Consultant B Class)

Gentlemen:

        Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Royce GiftShares Fund (the "Series") and Royce & Associates, Inc. (the "Adviser").

        Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending December 31, 2001 in an amount, if any, necessary so that the Series' "Annual Operating Expenses" for its Consultant B Class of shares (the "Class") are not more than 2.49% of the Class' average net assets for such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for such calendar year with respect to the Class, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 2.49% of the Class' average net assets for such calendar year. This Waiver and Expense Reimbursement will also be effective for the calendar year or years ending after December 31, 2001, unless the Adviser notifies the Fund in writing at least 10 days prior to the end of the then current calendar year that this Waiver and Expense Reimbursement will cease to be effective for the next and any and all subsequent calendar years.

        In the event that the Adviser delivers such a notice to the Fund, then the Adviser hereby nevertheless waives compensation for services provided by it under the Agreement to the Series with respect to the Class for each subsequent calendar year through the year ending December 31, 2009 (but not for any calendar year thereafter) in an amount, if any, necessary so that the Series' Annual Operating Expenses for the Class are not more than 2.99% of the Class' average net assets for such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for such calendar year, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 2.99% of average net assets for such calendar year.

        The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

        The Series' "Annual Operating Expenses" for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series' assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' "Annual Operating Expenses" for the Class do not include interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce President

ACCEPTED:
THE ROYCE FUND

By: /s/ Charles M. Royce
Charles M. Royce President

INVESTMENT ADVISORY AGREEMENT

BETWEEN

THE ROYCE FUND

AND

ROYCE & ASSOCIATES, INC.

        Agreement made this 1st day of October, 2001, by and between THE ROYCE FUND, a Delaware business trust (the "Fund"), and ROYCE & ASSOCIATES, INC., a New York corporation (the "Adviser").

        The Fund and the Adviser hereby agree as follows in respect of ROYCE SELECT FUND, a series of the Fund (the "Series"):

    Duties of the Adviser. The Adviser shall, during the term and subject to the provisions of this Agreement, (a) determine the composition of the portfolio of the Series, the nature and timing of the changes therein and the manner of implementing such changes, and (b) provide the Series with such investment advisory, research and related services as the Series may, from time to time, reasonably require for the investment of its funds. The Adviser shall perform such duties in accordance with the applicable provisions of the Fund's Declaration of Trust, By-Laws and current prospectus and any directions it may receive from the Fund's Trustees.

    Fund Responsibilities and Expenses Payable by the Series. The Fund shall be responsible for effecting sales and redemptions of the Series' shares, for determining the net asset value thereof and for all of the Series' other operations and shall cause the Series to pay all costs and expenses attributable to its operations and transactions that are not payable by the Adviser under Paragraph 3 hereof.

    Expenses Payable by the Adviser. The Adviser shall be responsible for paying all of the Series' operating expenses, except for (a) the compensation payable to the Adviser under Paragraph 4 hereof, (b) brokerage commissions, interest and dividends on securities sold short, (c) distribution fees, (d) Federal, state, local and other taxes, (e) amortization of organization expenses and (f) litigation and indemnification expenses and any other extraordinary expenses not incurred in the ordinary course of the Series' business. The Adviser shall also pay all expenses which it may incur in performing its duties under Paragraph 1 hereof and shall reimburse the Fund for any space leased by the Fund and occupied by the Adviser.

    Compensation of the Adviser. As compensation for its services to the Series and for agreeing to pay the Series' operating expenses as set forth under Paragraph 3 hereof, the Fund agrees to cause the Series to pay to the Adviser a performance fee of 12.5% of the Series' pre-fee total return. Such fee shall be calculated daily, based on the value of the Series' then current net assets, and shall be payable at the end of each calendar month. Such fees shall be subject to a high watermark test, so that Series shares shall not bear a fee for any day on which the Series' pre-fee cumulative total return from November 18, 1998, the date on which the Series commenced operations, through that day does not exceed its pre-fee cumulative total return to the date as of which a fee was last accrued. However, the Adviser shall not be obligated to reimburse any accrued fees because of any negative total returns occurring after their accrual.

    Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by, law, to cause the Series to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to all portfolio series of the Fund and/or the Series.

    Limitations on the Employment of the Adviser. The services of the Adviser to the Series shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Series hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature. So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Series, subject to the Adviser's right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or directed by the Fund's Trustees, or any committee thereof, unless such action has been caused by the Adviser's gross negligence, willful malfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

    Responsibility of Dual Directors, Officers and/or Employees. If any person who is a director, officer or employee of the Adviser is or becomes a Trustee, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Adviser or under the control or direction of the Adviser, although paid by the Adviser.

    Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

            Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion.

    Effectiveness, Duration and Termination of Agreement. The prior Investment Advisory Agreement between the Fund and the Adviser relating to the Series, dated November 18, 1998, as amended April 21, 1999 (other than the provisions of Paragraph 8 thereof, which shall remain in full force and effect) shall terminate upon the effectiveness of this Agreement. This Agreement shall become effective as of the date above written. This Agreement shall remain in effect until June 30, 2003, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Series and the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as so defined) of any such party. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice by the vote of a majority of the outstanding voting securities of the Series, or by the vote of a majority of the Fund's Trustees or by the Adviser, and will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act of 1940); provided, however, that the provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any such termination. The Adviser may, upon termination of this Agreement, require the Fund to refrain from using the name "Royce" in any form or combination in its name or in its business, and the Fund shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

            Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

    Shareholder Liability. Notice is hereby given that this Agreement is entered into on the Fund's behalf by an officer of the Fund in his capacity as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Fund's Trustees, officers, employees, agents or shareholders individually, but are binding only upon the assets and property of the Series.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce, President

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce, President

INVESTMENT ADVISORY AGREEMENT

BETWEEN

THE ROYCE FUND

AND

ROYCE & ASSOCIATES, INC.

        Agreement made this 1st day of October, 2001, by and between THE ROYCE FUND, a Delaware business trust (the "Fund"), and ROYCE & ASSOCIATES, INC., a New York corporation (the "Adviser").

        The Fund and the Adviser hereby agree as follows in respect of Royce Value Fund, a series of the Fund (the "Series"):

    Duties of the Adviser. The Adviser shall, during the term and subject to the provisions of this Agreement, (a) determine the composition of the portfolio of the Series, the nature and timing of the changes therein and the manner of implementing such changes, and (b) provide the Series with such investment advisory, research and related services as the Series may, from time to time, reasonably require for the investment of its funds. The Adviser shall perform such duties in accordance with the applicable provisions of the Fund's Declaration of Trust, By-Laws and current prospectus and any directions it may receive from the Fund's Trustees.

    Fund Responsibilities and Expenses Payable by the Series. Except as otherwise provided in Paragraphs 1 and 3 hereof, the Fund shall be responsible for effecting sales and redemptions of the Series' shares, for determining the net asset value thereof and for all of the Series' other operations and shall cause the Series to pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders' reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees' fees; and brokerage commissions.

    Expenses Payable by the Adviser. The Adviser shall pay all expenses which it may incur in performing its duties under Paragraph 1 hereof and shall reimburse the Fund for any space leased by the Fund and occupied by the Adviser. In the event the Fund shall qualify shares of the Series for sale in any jurisdiction, the applicable statutes or regulations of which expressly limit the amount of the Series' total annual expenses, the Adviser agrees to reduce its annual investment advisory fee for the Series, to the extent that such total annual expenses (other than brokerage commissions and other capital items, interest, taxes, distribution fees, extraordinary items and other excludable items, charges, costs and expenses) exceed the limitations imposed on the Series by the most stringent regulations of any such jurisdiction.

    Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1% per annum of the Series' average net assets at the close of business on each day that the value of its net assets is computed during the year. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series' books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.

    Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Series to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to all portfolio series of the Fund and/or the Series.

    Limitations on the Employment of the Adviser. The services of the Adviser to the Series shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Series hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature. So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Series, subject to the Adviser's right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or directed by the Fund's Trustees, or any committee thereof, unless such action has been caused by the Adviser's gross negligence, willful malfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

    Responsibility of Dual Directors, Officers and/or Employees. If any person who is a director, officer or employee of the Adviser is or becomes a Trustee, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Adviser or under the control or direction of the Adviser, although paid by the Adviser.

    Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

            Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion.

    Effectiveness, Duration and Termination of Agreement. The prior Investment Advisory Agreement between the Fund and the Adviser relating to the Series, dated June 14, 2001 (other than the provisions of Paragraph 8 thereof, which shall remain in full force and effect) shall terminate upon the effectiveness of this Agreement. This Agreement shall become effective as of the date above written. This Agreement shall remain in effect until June 30, 2003, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Series and the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as so defined) of any such party. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice by the vote of a majority of the outstanding voting securities of the Series, or by the vote of a majority of the Fund's Trustees or by the Adviser, and will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act of 1940); provided, however, that the provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any such termination. The Adviser may, upon termination of this Agreement, require the Fund to refrain from using the name "Royce" in any form or combination in its name or in its business, and the Fund shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

            Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

    Shareholder Liability. Notice is hereby given that this Agreement is entered into on the Fund's behalf by an officer of the Fund in his capacity as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Fund's Trustees, officers, employees, agents or shareholders individually, but are binding only upon the assets and property of the Series.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce, President

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce, President

[ROYCE & ASSOCIATES, INC. Letterhead]

October 1, 2001

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re: Fee Waiver and Expense Reimbursement - Royce Value Fund (Investment Class)

Gentlemen:

        Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Royce Value Fund (the "Series") and Royce & Associates, Inc. (the "Adviser").

        Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for each of the calendar years ending December 31, 2001 and 2002 in an amount, if any, necessary so that the Series' "Annual Operating Expenses" for its Investment Class of shares (the "Class") are not more than 1.49% of the Class' average net assets for any such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for any such calendar year with respect to the Class, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 1.49% of the Class' average net assets for that calendar year. The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

        The Series' "Annual Operating Expenses" for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series' assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' "Annual Operating Expenses" for the Class do not include interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce President

ACCEPTED:
THE ROYCE FUND

By: /s/ Charles M. Royce
Charles M. Royce President

INVESTMENT ADVISORY AGREEMENT

BETWEEN

THE ROYCE FUND

AND

ROYCE & ASSOCIATES, INC.

        Agreement made this 1st day of October, 2001, by and between THE ROYCE FUND, a Delaware business trust (the "Fund"), and ROYCE & ASSOCIATES, INC., a New York corporation (the "Adviser").

        The Fund and the Adviser hereby agree as follows in respect of Royce Value Plus Fund, a series of the Fund (the "Series"):

    Duties of the Adviser. The Adviser shall, during the term and subject to the provisions of this Agreement, (a) determine the composition of the portfolio of the Series, the nature and timing of the changes therein and the manner of implementing such changes, and (b) provide the Series with such investment advisory, research and related services as the Series may, from time to time, reasonably require for the investment of its funds. The Adviser shall perform such duties in accordance with the applicable provisions of the Fund's Declaration of Trust, By-Laws and current prospectus and any directions it may receive from the Fund's Trustees.

    Fund Responsibilities and Expenses Payable by the Series. Except as otherwise provided in Paragraphs 1 and 3 hereof, the Fund shall be responsible for effecting sales and redemptions of the Series' shares, for determining the net asset value thereof and for all of the Series' other operations and shall cause the Series to pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders' reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees' fees; and brokerage commissions.

    Expenses Payable by the Adviser. The Adviser shall pay all expenses which it may incur in performing its duties under Paragraph 1 hereof and shall reimburse the Fund for any space leased by the Fund and occupied by the Adviser. In the event the Fund shall qualify shares of the Series for sale in any jurisdiction, the applicable statutes or regulations of which expressly limit the amount of the Series' total annual expenses, the Adviser agrees to reduce its annual investment advisory fee for the Series, to the extent that such total annual expenses (other than brokerage commissions and other capital items, interest, taxes, distribution fees, extraordinary items and other excludable items, charges, costs and expenses) exceed the limitations imposed on the Series by the most stringent regulations of any such jurisdiction.

    Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1% per annum of the Series' average net assets at the close of business on each day that the value of its net assets is computed during the year. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series' books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.

    Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Series to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to all portfolio series of the Fund and/or the Series.

    Limitations on the Employment of the Adviser. The services of the Adviser to the Series shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Series hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature. So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Series, subject to the Adviser's right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or directed by the Fund's Trustees, or any committee thereof, unless such action has been caused by the Adviser's gross negligence, willful malfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

    Responsibility of Dual Directors, Officers and/or Employees. If any person who is a director, officer or employee of the Adviser is or becomes a Trustee, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Adviser or under the control or direction of the Adviser, although paid by the Adviser.

    Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

            Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion.

    Effectiveness, Duration and Termination of Agreement. The prior Investment Advisory Agreement between the Fund and the Adviser relating to the Series, dated June 14, 2001 (other than the provisions of Paragraph 8 thereof, which shall remain in full force and effect) shall terminate upon the effectiveness of this Agreement. This Agreement shall become effective as of the date above written. This Agreement shall remain in effect until June 30, 2003, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Series and the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as so defined) of any such party. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice by the vote of a majority of the outstanding voting securities of the Series, or by the vote of a majority of the Fund's Trustees or by the Adviser, and will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act of 1940); provided, however, that the provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any such termination. The Adviser may, upon termination of this Agreement, require the Fund to refrain from using the name "Royce" in any form or combination in its name or in its business, and the Fund shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

            Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

    Shareholder Liability. Notice is hereby given that this Agreement is entered into on the Fund's behalf by an officer of the Fund in his capacity as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Fund's Trustees, officers, employees, agents or shareholders individually, but are binding only upon the assets and property of the Series.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce, President

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce, President

[ROYCE & ASSOCIATES, INC. Letterhead]

October 1, 2001

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re: Fee Waiver and Expense Reimbursement - Royce Value Plus Fund (Investment Class)

Gentlemen:

        Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Royce Value Plus Fund (the "Series") and Royce & Associates, Inc. (the "Adviser").

        Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for each of the calendar years ending December 31, 2001 and 2002 in an amount, if any, necessary so that the Series' "Annual Operating Expenses" for its Investment Class of shares (the "Class") are not more than 1.49% of the Class' average net assets for any such calendar year. If, after giving effect to the provisions of the preceding sentence, the Adviser is not entitled to receive any compensation for any such calendar year with respect to the Class, then the Adviser will reimburse the Series with respect to the Class to the extent necessary to cause the Series' Annual Operating Expenses for the Class to be not more than 1.49% of the Class' average net assets for that calendar year. The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

        The Series' "Annual Operating Expenses" for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series' assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' "Annual Operating Expenses" for the Class do not include interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce President

ACCEPTED:
THE ROYCE FUND

By: /s/ Charles M. Royce
Charles M. Royce President

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